SUMMARY PROSPECTUS | February 27, 2026

Virtus Private Credit Strategy Etf
(Ticker: VPC)

a series of
ETFIS SERIES TRUST I

The Virtus Private Credit Strategy ETF (the “Fund”) is an exchange-traded fund (“ETF”). Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated February 27, 2026 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

VIRTUS PRIVATE CREDIT STRATEGY ETF

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus Private Credit Strategy ETF (the “Fund”) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.75%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	9.85%
Total Annual Fund Operating Expenses(2)	10.60%

(1)The management fee is structured as a “unified fee,” out of which the Fund’s adviser pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,030	$2,921	$4,606	$8,059

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its assets in component securities of the Underlying Index. The Underlying Index is designed to track the performance of U.S.-listed, registered closed-end investment companies that have elected to be regulated as “business development companies” (“BDCs”) under the Investment Company Act of 1940 (“1940 Act”), as well as U.S.-listed, non-BDC registered closed-end funds (“closed-end funds” and, together with BDCs, “Underlying Funds”), that provide significant exposure (i.e., at least 50%) to private credit, as defined by Indxx, LLC (“Indxx”), the index provider of the Underlying Index. Indxx is not affiliated with the Fund or the Fund’s investment adviser, Virtus Investment Advisers, LLC (the “Adviser” or “VIA”).

To be eligible for inclusion in the Underlying Index, securities must (i) be U.S.-listed, (ii) have a market capitalization of more than U.S. $100 million, (iii) have a six-month average daily turnover greater than or equal to U.S. $250,000, (iv) have traded for at least 90% of the total trading days over the last six months, and (v) must have paid dividends consistently over the previous three years. Securities within this universe are then classified as either closed-end funds or BDCs, and are eligible for inclusion in the Underlying Index depending upon their exposure to private credit:

1.For closed-end funds: The closed-end fund’s portfolio must (i) include investments in floating or variable loan interests, collateralized loan obligations (“CLOs”), senior loans, and/or other investment vehicles that have private credit exposure, and (ii) have private credit exposure of at least 50%.

2.For BDCs: The BDC must have an investment objective of generating both current income and capital appreciation through debt and equity investments in small or middle-market companies by employing private credit strategies. Private credit strategies include providing capital through (i) direct origination of senior secured loans, (ii) unsecured debt, (iii) first/second lien debt, (iv) subordinate debt, (v) mezzanine financing, (vi) preferred equity, (vii) rescue financing, (viii) specialty lending, and (ix) distressed credit. These private credit strategies generally include the origination of loans by non-bank lenders to small- to middle-market companies who have below investment grade credit ratings, or the investment in debt or equity securities of those companies.

All BDCs that meet the selection criteria above will be included in the Underlying Index, and the closed-end fund universe will be screened to eliminate the quartile with the largest absolute value of premiums or discounts. Underlying Index constituents are weighted by dividend yield, with the weight of a single security capped at 5% and a floor of 0.3% at each rebalance, although each BDC with a market capitalization of less than $250 million will be capped at 1% at each rebalance. All BDCs and closed-end funds included in the Underlying Index will be listed on U.S. stock exchanges.

The Underlying Index is reconstituted annually and rebalanced quarterly. The Fund is generally reconstituted and rebalanced in accordance with the Underlying Index.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S.-listed BDCs and closed-end funds that employ private credit strategies by investing a majority of their assets in private credit instruments. Private credit instruments include floating or variable loan interests, CLOs, senior loans, and BDCs and other investment vehicles that employ private credit strategies as described above. The Underlying Funds will invest in private credit instruments that are rated below investment grade.

The Fund will not seek to “beat” the performance of the Underlying Index and will not seek temporary defensive measures when markets decline or appear overvalued. Instead, the Fund uses a “passive” or indexing investment approach to try to approximate the investment performance of the Underlying Index by investing in a portfolio of securities that generally replicates the Underlying Index; however, there may be times when the Fund does not hold every security in the Underlying Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries approximately to the same extent that the Underlying Index is concentrated. As of October 31, 2025, the Underlying Index was concentrated in the financial industry.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Risks of Investing in Private Credit Funds. There are certain risks inherent in investing in closed-end funds and BDCs that provide exposure to private credit, in particular the risks of their underlying investments, which include liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Private credit securities also carry risks associated with unclear ownership and market access constraints.

Investments in Closed-End Funds Risk. Closed-end funds in which the Fund invests may expose the Fund to negative performance and additional expenses associated with investment in such funds. Closed-end funds may trade at a discount from their net asset value, which may affect whether the Fund will realize gains or losses. They may also employ leverage, which may increase volatility.

In addition to the general risks above for closed-end funds, a BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Senior Loan Risk. The risks of investing in senior loans are similar to the risks of investing in junk bonds, although the senior loans in which the Fund invests are typically senior and secured, whereas junk bonds often are subordinated and unsecured. In addition, investments in senior loans may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Senior loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

Collateralized Loan Obligations. CLOs are normally privately offered and sold (that is, they are not registered under the securities laws) and may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the CLO may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Debt Securities Risks. Debt securities are subject to credit risk, interest rate risk, liquidity risk, maturity risk, yield curve risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•Interest Rate Risk. The values of fixed income securities may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors).

•Liquidity Risk. Debt securities may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

•Maturity Risk. The value of debt securities is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

•Yield Curve Risk. Yield curve risk refers to the risk that changes in interest rates may affect yields of fixed-income securities differently for securities with different maturities. If the yield curve flattens, then the spread between long- and short-term yields narrows and if the yield curve steepens, then the spread between long- and short-term yields increases.

•Prepayment Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

•Income Risk. The income that a shareholder receives from the Fund is based primarily on the interest it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Junk Bonds or High Yield Securities Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield securities than investment grade securities.

Small and Micro Capitalization Companies Risk. Small and micro-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and micro-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. These risks are substantially greater for micro-sized companies.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all, which may force an underlying fund to sell the collateral and purchase a replacement security in the market at a disadvantageous time. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

Liquidity Risk. Certain instruments may be difficult or impossible to sell at a time and price beneficial to the Fund.

Issuer Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Shares, to decline.

Concentration Risk. To the extent the Fund concentrates its investments in one or more industries or sectors the Fund is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.

Operational and Technology Risks. Human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning that affect the Fund’s service providers, may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Passive Strategy/Index Risk. The Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant sector as a whole, which could cause the Fund’s returns to be lower than if the Fund employed an active strategy. Unless the Underlying Index allocates significant portions of its assets to cash and cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Calculation Methodology. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. The Fund, the Adviser, and Indxx cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to net asset value (“NAV”) and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

•National Closed Market Trading Risk.  To the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that are closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on a Fund is likely to be greater where a large portion of a Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations may result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs that don’t hold foreign securities.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and the index the Fund seeks to track, in that order.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the period shown in the bar chart, the highest return for a calendar quarter was 22.33% (quarter ended 06/30/2020).

•During the period shown in the bar chart, the lowest return for a calendar quarter was (39.33)% (quarter ended 03/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2025	1 Year	5 Year	Since Inception(1)
Before taxes	(6.34)%	8.23%	5.83%
After taxes on distributions(2)	(11.07)%	3.74%	1.48%
After taxes on distributions and sale of shares(2)	(3.60)%	4.51%	2.57%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	1.86%
Indxx Private Credit Index (reflects no deduction for fees, expenses or taxes)	(6.03)%	8.76%	6.55%

(1)The Fund commenced operations on February 7, 2019.

(2)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser

Virtus Investment Advisers, LLC is the Fund’s investment adviser (the “Adviser” or “VIA”). The Adviser is responsible for managing the Fund’s investments, subject to the oversight and supervision of the Board of Trustees (the “Board”) of ETFis Series Trust I (the “Trust”).

Portfolio Managers

The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Fund’s portfolio management team is comprised of Seth Kadushin and Matthew B. Brown, each of whom is a Portfolio Manager with the Adviser and has served as portfolio manager of the Fund since the inception of its operations in February 2019.

PURCHASE AND SALE OF FUND SHARES

The Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund has elected and will continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.